SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

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|_|   Preliminary Proxy Statement          |_|  Confidential, for Use of the
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|_|   Definitive Additional Materials           by Rule 14a 6(e)(2))
|_|   Soliciting Material Pursuant to
      ss.240.14a-12

                          Isotope Solutions Group, Inc.
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                (Name of Registrant as Specified in its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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



                          ISOTOPE SOLUTIONS GROUP, INC.
                               700 Stewart Avenue
                           Garden City, New York 11530

                ________________________________________________

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                ________________________________________________

                            To be held on June 6, 2002
                ________________________________________________


          The annual meeting of shareholders of Isotope Solutions Group, Inc. will be held at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York 10019, on June 6, 2002, at 10:00 a.m. The matters to be considered and voted upon at the meeting are set forth below and more fully described in the attached proxy statement:

          o The election of five (5) directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

          o A proposal to ratify the selection of Lazar Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2002; and

          o To transact such other business as may properly be brought before the meeting or any postponement or adjournment thereof.

         Our board of directors has fixed the close of business on April 15, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         A copy of the 2001 Annual Report accompanies this notice.

                                     By order of the Board of Directors,

                                     Shraga David Aranoff
                                     Secretary

Garden City, New York
April 30, 2002



Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed envelope.

                          ISOTOPE SOLUTIONS GROUP, INC.
                                 _______________

                                 PROXY STATEMENT
                                 _______________

                               GENERAL INFORMATION

         This proxy statement is furnished to our shareholders in connection with the solicitation of proxies, in the accompanying form, by our board of directors for use in voting at the annual meeting of shareholders, to be held at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York 10019, on June 6, 2002, at 10:00 a.m., and at any and all adjournments thereof.

         On or about April 30, 2002, this proxy statement and the accompanying form of proxy are being mailed to each shareholder of record at the close of business on April 15, 2002.

         Our principal executive offices are located at 700 Stewart Avenue, Garden City, New York 11530.

                              QUESTIONS AND ANSWERS

What matters am I voting on?

         You are being asked to vote on the following matters:

          o The election of five (5) directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified; and

          o A proposal to ratify the selection of Lazar Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2002.


Who is entitled to vote?

         Persons who were holders of our common stock as of the close of business on April 15, 2002, the record date, are entitled to vote at the meeting. As of April 15, 2002, we had issued and outstanding 11,052,232 shares of common stock, comprising all of our issued and outstanding voting stock.

         Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

         Proxies in the form enclosed are solicited by and on behalf of the board. The persons named in the proxy have been designated as proxies by the board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

         If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

          o         FOR the election of the nominees listed below under Proposal
                    I; and

          o FOR the ratification of the selection of Lazar Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2002, as described below under Proposal II.

         If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In the event that any other matters are properly presented at the meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Can I change my vote after I return my proxy card?

         Any proxy given pursuant to this solicitation may be revoked by you at any time before it is exercised. You may revoke your proxy by:

          o delivering written notification of your revocation to our corporate secretary;

          o         voting in person at the meeting; or

          o         delivering another proxy bearing a later date.

         Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

         The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy that are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

What is a "broker non-vote"?

         A "broker non-vote" occurs when a broker submits a proxy that states that the broker does not vote for some of the proposals because the broker has not received instructions from the beneficial owners on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

How do I vote?

         You may vote your shares by mail or, if you attend the meeting in person, by ballot. The prompt return of the completed proxy card will help us prepare for the meeting.

         To vote by mail, date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States). You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

How many votes are needed for approval of each matter?

          o Proposal I, the election of directors, requires a plurality vote of the voting stock voted at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" them are elected as directors. Any shares not voted "FOR" a particular nominee (whether as a result of a direction of the shareholder to withhold authority, abstentions or broker non-vote) will not be counted in such nominee's favor.

          o Proposal II, the ratification of Lazar Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2002, must be approved by the affirmative vote of a majority of the votes cast at the meeting.Shares deemed present at the meeting but not entitled to vote on Proposal II (because of either shareholder withholding or broker non-vote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote.

Security Ownership of Certain Beneficial Owners and Management

         As of April 24, 2002, there were 11,458,987 shares of our common stock outstanding. Each share of common stock is entitled to one vote.

         The following table sets forth, as of April 24, 2002, the number of shares of common stock beneficially owned by:

          o each person who is known by us to be the beneficial owner of more than five percent of our common stock;

          o         each of our directors; and

          o         all directors and executive officers as a group.


                                              Amount and Nature  Percentage of
                                                of Beneficial     Outstanding
Name and Address of Beneficial Owner(1)         Ownership (2)    Shares Owned(3)
--------------------------------------         --------------    -------------
Jack Schwartzberg (4)                             1,534,644           13.3%
Shraga David Aranoff (5)                            150,807            1.3%
Harry Barnett(6)                                     10,000             *
Stanley F. Barshay(7)                                10,000             *
Jay M. Haft (8)                                      60,000             *
     c/o Reed Smith LLP
     529 Fifth Avenue
       New York, New York 10017
Robert G.M. Keating                               1,020,496            8.9%
Bruce Baron                                       2,264,959           19.8%
     2509 Avenue U
     Brooklyn, New York 11229
All directors and officers as a
     group (5 persons) (9)                        1,755,451           15.2%

_____________________________________________________________________________

* Less than one percent.

(1) The address of each of the persons named in the table, if not included under each person's name, is 700 Stewart Avenue, Garden City, New York 11530.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power for all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of common stock that can be acquired by such person within 60 days from April 24, 2002 upon the exercise of options or warrants or the conversion of convertible securities.

(3) Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by the person (but not those held by any other person) and that are exercisable within 60 days from April 24, 2002 have been exercised or converted.

(4) Includes 58,333 shares subject to options that are currently exercisable. Does not include 116,667 shares subject to options that are not currently exercisable.

(5) Includes 33,333 shares subject to options that are currently exercisable. Does not include 166,667 shares subject to options that are not currently exercisable.

(6) Includes 10,000 shares subject to options that are currently exercisable. Does not include 70,000 shares subject to options that are not currently exercisable.

(7) Includes 10,000 shares subject to options that are currently exercisable. Does not include 70,000 shares subject to options that are not currently exercisable.

(8) Includes 10,000 shares subject to options that are currently exercisable. Does not include 70,000 shares subject to options that are not currently exercisable.

(9) Includes 121,666 shares subject to options that are currently exercisable. Does not include 493,334 shares subject to options that are not currently exercisable.

         Information contained in this table about stock ownership was obtained from our shareholder list, filings with governmental authorities, or from the named individuals, directors and officers.


                                   Proposal I

                              Election of Directors

         The board presently consists of five directors. The incumbent directors are Jack Schwartzberg, Shraga David Aranoff, Harry Barnett, Stanley F. Barshay and Jay M. Haft. The board is not classified.

         Five persons will be elected at the meeting to serve as directors for a term of one year. The board has nominated Jack Schwartzberg, Shraga David Aranoff, Harry Barnett, Stanley F. Barshay and Jay M. Haft, the incumbent directors, as the candidates for election. Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees becomes unavailable for election to the board, an event that is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

Information Concerning Nominees

         The following table sets forth the names of the nominees and certain information with regard to each nominee as of the record date:

         Name                    Age   Title
         ----                    ---   -----

         Jack Schwartzberg        67   Chief Executive Officer, President, and
                                       Chairman of the Board of Directors

         Shraga David Aranoff     34   Chief Operating Officer, Vice President,
                                       Treasurer and Director

         Harry Barnett            40   Director, Audit Committee Member

         Stanley F. Barshay       62   Director, Audit Committee Member

         Jay M. Haft              66   Director, Audit Committee Member

Jack Schwartzberg has served as our Chairman of the Board, Chief Executive Officer, and President since September 13, 2000. He has been Chairman of the Board, Chief Executive Officer and President of ISI since November 1997. He served as a Vice President of Complete Management, Inc., a New York Stock Exchange-listed physician practice management company, from 1994 to June 1997 and as a marketing consultant to Complete Management, Inc. from June 1997 to October 1997. Mr. Schwartzberg was president and publisher of Madison Avenue Magazine and Runway New York Publishing Company from 1976 to 1993. Mr. Schwartzberg practiced law as a partner in the law firm of Schwartzberg & Sack from 1963 to 1976. He holds a J.D. degree from Brooklyn Law School and a B.A. degree from Hunter College. Mr. Schwartzberg was also a commissioned officer in the United States Navy, serving as Commanding Officer of the United States Naval Base in South Portland, Maine, from 1957 to 1960.

Shraga David Aranoff has served as our Chief Operating Officer, Vice President and on our Board of Directors since September 13, 2000, and as our Treasurer since September 25, 2000. He has been Chief Operating Officer and Vice President of ISI since August 1998. He served as a consultant to ISI from ISI's inception in November 1997 and joined ISI on a full-time basis in August 1998. Mr. Aranoff was Director of Medical / Legal Affairs for Complete Management, Inc. from October 1996 through July 1998. He was an attorney with the law firm of Slotnick, Shapiro & Crocker, LLP from August 1994 to September 1996. From 1991 to 1994, Mr. Aranoff was a law student. From 1989 to 1991 Mr. Aranoff was a programmer analyst for Goldman Sachs & Company. He holds a J.D. from Benjamin N. Cardozo School of Law and a B.S. degree, summa cum laude, in Computer Science from Brooklyn College.

Harry Barnett has served on our Board of Directors since May 4, 2001, and as a member of our Audit Committee since August 16, 2001. Since December 1999, he has been the manager of Clinical Assistance Programs LLC, a company he founded that provides comprehensive training and consulting services to biotechnology and pharmaceutical companies conducting clinical trials. Since January 1997, he has been the manager of Biomodels LLC, a full-service, pre-clinical research firm affiliated with Brigham and Women's Hospital that he founded. He has also been the president of the corporate general partner of IBT, LP, which holds the exclusive rights to a patent for the treatment of heartburn used in the over-the-counter product Pepcid Complete, since January 1996. From 1993 to June 1997, Mr. Barnett was Vice President and General Counsel of Faneuil Advisors, Inc., a mortgage acquisition and investment banking firm. Mr. Barnett is a graduate of Tufts University and holds a J.D. degree from Boston University School of Law.

Stanley F. Barshay has served on our Board of Directors since January 15, 2001, and as a member of our Audit Committee since August 16, 2001. He retired in 1997 as Senior Vice President of American Home Products Corporation, where he was employed for 32 years in various capacities. He was President of the Whitehall Laboratories division of American Home Products Corporation from 1978 to 1986. He served as Vice President of American Home Products Corporation from 1975 to 1977. He was the President of its Boyle-Midway Household Products Corporation subsidiary from 1972 to 1974 and he held various other positions with Boyle-Midway from 1964 to 1971. He holds a B.S. in Business Administration from

Long Island University. Mr. Barshay serves on the Executive Committee of the Board of Trustees of Long Island University. He also serves on the Board of Directors of Nice-Pak Corp. and J.C.C.A.

Jay M. Haft has served on our Board of Directors since September 13, 2000 and as a member of our Audit Committee since August 16, 2001. He has acted as a strategic and financial consultant for growth stage companies since 1993. From 1989 to 1994, Mr. Haft was a partner with Parker Duryee Rosoff & Haft, a law firm in New York City. From 1994 through 2001, Mr. Haft served as of counsel to Parker Duryee Rosoff & Haft until its merger with Reed Smith LLP, a national law firm, in January 2002. Since January 2002, Mr. Haft has been Counsel to Reed Smith LLP. Mr. Haft has also been a managing general partner of GenAm "1" Venture Fund, an international venture capital fund, since 1988. He is a director of Robotic Vision Systems, Inc., NCTI Group, Inc., DCAP Group, Inc., Encore Medical Corporation, DUSA Pharmaceuticals, Inc., Oryx Technology Corp. and Thrift Management, Inc. He is a Trustee of Florida International University and a Trustee of the Wolfsonian Museum. He is a graduate of Yale College and Yale Law School.

Board and Committee Meetings

         Our board held four meetings in 2001 and acted by written consent on nine occasions in 2001. Our board has not held any meetings in 2002, but has acted by written consent on three occasions in 2002 through the date of this proxy statement.

Audit Committee

         Our board established an Audit Committee in August 2001. The Audit Committee consists of three members and is currently comprised of Harry Barnett, Stanley F. Barshay and Jay M. Haft. We believe that Messrs. Barnett, Barshay and Haft each qualify as independent directors under the listing standards of the National Association of Securities Dealers, Inc. for Nasdaq National Market and Nasdaq SmallCap Market issuers.

         Our management is responsible for our internal controls and the financial reporting process. Our independent public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with the generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The primary duties of the committee are to serve as an independent and objective party to monitor our financial reporting process and internal control systems, review and appraise the audit efforts of our independent public accountants and provide an open avenue of communication among the independent public accountants, financial and senior management and our board of directors. In addition, the committee has oversight responsibility relating to the engagement of independent public accountants and the planning, scope and timing of any audit as well as the review of the independent public accountants' report on the financial statements following completion of each audit.

         Following its authorization and formation in August 2001, the Audit Committee met one time during 2001. Each member participated in the meeting.

         The board has reviewed, assessed the adequacy of, and adopted a written charter for the Audit Committee. A copy of the charter is attached to this proxy statement as Appendix A.

         The Report of the Audit Committee is set forth below.

THE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILINGS INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT WE INCORPORATE SUCH REPORT BY SPECIFIC REFERENCE.

Report of the Audit Committee:

         The Audit Committee has reviewed and discussed our audited consolidated financial statements with management. The Committee has also reviewed the written disclosures and the letter from Lazar Levine & Felix LLP required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has reviewed and discussed with Lazar Levine & Felix LLP the independence of Lazar Levine & Felix LLP from us.

         The committee has met and held discussions with management and the independent public accountants. Management represented to the committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent public accountants. The committee discussed with the independent public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61.

         Based upon the committee's discussions with management and the independent public accountants and the committee's review of the representations of management and the report of the independent public accountants to the committee, the committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission. The committee has also recommended the selection of Lazar Levine & Felix LLP as our independent auditors for the fiscal year ending December 31, 2002.

         This report is submitted by the members of the Audit Committee:

         Harry Barnett
         Stanley F. Barshay
         Jay M. Haft

Directors' Compensation

         All directors are reimbursed for certain expenses in connection with attendance at board meetings. Directors are also eligible to be granted options to purchase shares of our common stock under our 2000 Long-Term Incentive Plan.

Other than with respect to participation in the 2000 plan and reimbursement of expenses, directors who are employees or officers or who are associated with us do not receive compensation for service as directors.

Executive Compensation

         The following table sets forth certain information with respect to the compensation paid to Jack Schwartzberg, our Chief Executive Officer, for services rendered by him in all capacities for the fiscal years ended December 31, 2001, 2000 and 1999 and to Shraga David Aranoff, our Chief Operating Officer, for services rendered by him in all capacities for the fiscal years ended December 31, 2001 and 2000. There were no other executive officers whose total annual salary and bonus exceeded $100,000 for those fiscal years. We sometimes refer to Messrs. Schwartzberg and Aranoff in this proxy statement as the Named Executive Officers.


                                                                                       Long-Term
                                                                                      Compensation
                                              Annual Compensation                        Awards
    _________________________________________________________________________________________________________
                                                                             Other Annual       Securities
                                                    Salary        Bonus    Compensation         Underlying
    Name and Principal Position         Year          ($)          ($)           ($)            Options (#)
    _________________________________________________________________________________________________________
    Jack Schwartzberg                   2001        200,000(1)      -          27,920(2)             -
    Chairman, CEO and President         2000        200,000         -          29,161(2)          175,000
                                        1999        200,000         -          30,673(2)             -
    _________________________________________________________________________________________________________

    Shraga David Aranoff                2001        127,042         -          24,547(2)          100,000
    COO, Vice President and Treasurer   2000        103,333         -          22,081(2)          100,000
    _________________________________________________________________________________________________________

     __________________________
     (1)  Includes $16,666 of accrued salary, payment of which has been deferred at Mr. Schwartzberg's election.
     (2)  Includes costs associated with a leased automobile and health benefits package.

Stock Option Grants

         The following table sets forth certain information about stock options granted during 2001 to the Named Executive Officers.

                              Number of Securities      Percent of Total
                                Underlying Options     Options Granted to     Exercise Price     Expiration
     Name                           Granted             Employees in 2001          ($/Sh)            Date
     ________________________________________________________________________________________________________
     Jack Schwartzberg                 0                       0%                     -               -
     ________________________________________________________________________________________________________
     Shraga David Aranoff           100,000                   60.6%                 $3.00         07/11/11
     ________________________________________________________________________________________________________

Stock Option Exercises and Holdings

         The Named Executive Officers did not exercise any options in 2001. The following table sets forth the number of shares of common stock underlying unexercised options held by the Named Executive Officers at December 31, 2001, and the value of such stock options at December 31, 2001.

                                Number of Securities          Value of Unexercised
                               Underlying Unexercised         In-the-Money Options at
                            Options at December 31, 2001          December 31, 2001
     Name                     Exercisable/Unexercisable       Exercisable/Unexercisable
     ___________________________________________________________________________________
     Jack Schwartzberg             58,333/116,667              $94,079.46/$188,160.54
     ___________________________________________________________________________________
     Shraga David Aranoff          33,333/166,667              $56,449.44/$112,900.56
     ___________________________________________________________________________________

Employment Agreements

         Effective September 8, 2000, we and Jack Schwartzberg entered into an employment agreement for a term ending on September 7, 2003, subject to automatic extension thereafter until either party gives 180 days' advance notice of termination to the other party. The employment agreement provides for an annual salary of $200,000, a cash bonus based on performance in an amount to be determined by our board of directors, the grant of options to purchase 175,000 shares of our common stock at a price of $.8872 per share under the 2000 plan, one leased automobile at our expense and participation in other executive and employee benefit programs if and when put into effect by us. Mr. Schwartzberg may be discharged for cause, including failure or refusal to perform his duties, misappropriation of our funds or property, the use of alcohol or illegal drugs in a manner that interferes with his duties to us, and conviction of a felony or a crime involving moral turpitude, dishonesty or theft. Mr. Schwartzberg may terminate the employment agreement for "good reason," including the assignment to Mr. Schwartzberg of any duties inconsistent with his position, our requiring him to be based at an office outside the New York City metropolitan area without his consent, a failure by us to comply with the compensation provisions of the agreement, any other material breach by us of the employment agreement, Mr. Schwartzberg's removal as a director or a change in control (as defined in the employment agreement). If the employment agreement is terminated by Mr. Schwartzberg for good reason or by us other than for cause or at any time after the end of the initial term, Mr. Schwartzberg will be entitled to be paid his base salary and bonus through the later of September 7, 2004, or the 12-month anniversary of the date of termination, he will be entitled to continue to participate during such period in all executive and employee benefit programs, and his stock options will become fully vested. The employment agreement includes noncompete restrictions during its term and for 12 months thereafter and a confidentiality provision.

         Effective September 8, 2000, we and Shraga David Aranoff entered into an employment agreement for a term ending on September 7, 2003, subject to automatic extension thereafter until either party gives 90 days' advance notice of termination to the other party. The employment agreement provides for an annual salary of $125,000, a cash bonus based on performance in an amount to be determined by our board of directors, the grant of options to purchase 100,000 shares of our common stock at a price of $.8065 per share under the 2000 plan, one leased automobile at our expense and participation in other executive and employee benefit programs if and when put into effect by us. Mr. Aranoff may be discharged for cause, including failure or refusal to perform his duties, misappropriation of our funds or property, the use of alcohol or illegal drugs in a manner that interferes with his duties to us, and conviction of a felony or a crime involving moral turpitude, dishonesty or theft. Mr. Aranoff may terminate the employment agreement for "good reason," including the assignment to Mr. Aranoff of any duties inconsistent with his position, our requiring him to be based at an office outside the New York City metropolitan area without his consent, a failure by us to comply with the compensation provisions of the employment agreement, any other material breach by us of the employment agreement, Mr. Aranoff's removal as a director or a change in control (as defined in the employment agreement). If the employment agreement is terminated by Mr. Aranoff for good reason or by us other than for cause or at any time after the end of the initial term, Mr. Aranoff will be entitled to be paid his base salary and bonus through the later of September 7, 2003, or the three-month anniversary of the date of termination, he will be entitled to continue to participate during such period in all executive and employee benefit programs, and his stock options will become fully vested. The employment agreement includes noncompete restrictions during its term and for 12 months thereafter and a confidentiality provision.

2000 Long-Term Incentive Plan

         In September 2000 our board of directors adopted, and in July 2001 our shareholders ratified, the Isotope Solutions Group, Inc. 2000 Long-Term Incentive Plan. The 2000 plan was established to enable us and our subsidiaries to attract, retain and motivate employees, directors and consultants. The 2000 plan authorizes the grant of individual incentive stock options or non-qualified options to purchase shares of our common stock. In November 2001, our stockholders approved an amendment to the 2000 plan increasing the number of shares that may be issued under the 2000 plan to 2,500,000, subject to adjustment in the event of stock splits, stock dividends, split-ups, spin-offs, combinations or exchanges or any other change affecting the common stock. Unless we terminate it earlier, the 2000 plan will expire on December 31, 2010. Our, or our subsidiaries', employees, directors, advisory board members and consultants are eligible to receive options under the 2000 plan. The 2000 plan is administered by our board of directors, which determines the persons to whom awards will be granted, the number of options to be granted and the specific terms of each grant. Under the 2000 plan, no incentive stock option may be granted having a term of more than 10 years and an exercise price less than the fair market value of our common stock on the date of grant, and no incentive stock option having a term of more than five years and an exercise price less than 110% of the fair market value of our common stock on the date of grant may be granted to a person who holds 10% or more of our outstanding common stock.

         As of April 24, 2002, options to purchase an aggregate of 973,000 shares were outstanding under the 2000 plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10 percent of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with copies of all such reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2001, all filings under Section 16(a) were made as required.

Certain Transactions

         No member of our current management and no beneficial owner of five percent or more of our outstanding common stock has had any transactions with us or ISI during the past year, nor proposes any such transaction, in which the amount involved exceeded $60,000, except as follows:

         In connection with our acquisition of ISI, we and each of Jack Schwartzberg, Robert G.M. Keating, Bruce Baron, Shraga David Aranoff and certain other former shareholders of ISI entered into a registration rights agreement. The registration rights agreement gives Messrs. Schwartzberg, Keating and Aranoff and the other former shareholders of ISI who signed the registration rights agreement the right to have their shares of our common stock included in any registration statement we file, except for the registration statement we filed in February 2000 covering the resale of certain shares we issued in a private placement in September 2000 and subject to certain other customary exceptions. All of the former shareholders of ISI have agreed that in the event their shares of our common stock are included in a registration statement filed by us for an underwritten public offering, if requested by the managing underwriter, they will agree not to sell or otherwise transfer the shares without the consent of the managing underwriter for a period of up to one year following consummation of the underwritten offering.

         In December 2001, we raised $130,000 in a private placement in which we sold, pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, $130,000 of units, each unit consisting of a first priority security interest in our patent No. 6,074,626, a convertible promissory note in the principal amount of $50,000 and a common stock purchase warrant to purchase 12,500 shares of our common stock. The notes are payable on the earliest of (i) December 26, 2002, (ii) the date of the first closing of a pending private offering of common stock (iii) the date of consummation of a sale of all or substantially all of our assets or a merger or consolidation involving Isotope Solutions Group, Inc. in which Isotope Solutions Group, Inc. is not the surviving entity, (iv) the date of consummation of the sale or exchange (including by way of merger) of all or substantially all of our outstanding shares of common stock, or (v) upon the termination of the pending private offering of common stock. If we are unable to repay the principal and accrued interest on these notes when they become due, we could lose our patent rights to our Radioactive Cisplatin technology. Jack Schwartzberg, our Chief Executive Officer, President and Chairman, purchased $10,000 principal amount of the notes and received warrants to purchase 2,500 shares of common stock.

         Jay M. Haft, a member of our board of directors and a member of our Audit Committee, has been providing consulting services to us since April 2002, and we anticipate that he will continue to provide consulting services to us in the future. We are presently preparing a consulting agreement with Mr. Haft. We anticipate that we will pay Mr. Haft compensation for his services, but at this time we have not determined the amount or form of the compensation.

                                   Proposal II

           Ratification of Selection of Independent Public Accountants

         Our board of directors has approved the engagement of Lazar Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2002. Lazar Levine & Felix LLP audited our financial statements for the fiscal year ended December 31, 2001, and for the fiscal year ended December 31, 2000, which was the year in which we acquired ISI. The board believes that it is appropriate to submit for ratification by the shareholders its selection of Lazar Levine & Felix LLP as our independent public accountants for the fiscal year ended December 31, 2002.

Change in Accountants

         On September 29, 2000, we dismissed Scott & Guilfoyle as our independent accountants. Our Board of Directors approved the decision to change independent accountants on September 29, 2000.

         The reports of Scott & Guilfoyle on the financial statements for the fiscal years ended June 30, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended June 30, 1999 and 2000, there were no disagreements with Scott & Guilfoyle on any matter of accounting principles or practices, financial statement disclosure, financial or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Scott & Guilfoyle would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

            We engaged Lazar Levine & Felix LLP as our new independent accountants as of September 29, 2000. During the fiscal years ended June 30, 1999 and 2000, we did not consult with Lazar Levine & Felix LLP regarding either
(i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and either written or oral advice was provided that was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)
(1) (iv) of Regulation S-B.

Audit Fees

         The aggregate fees incurred for professional services rendered by Lazar Levine & Felix LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001, June 30, 2001, and September 30, 2001, were approximately $57,000.

Financial Information Systems Design and Implementation Fees

         We did not pay any fees in 2001 to Lazar Levine & Felix LLP for financial information systems design and implementation.

All Other Fees

         The aggregate fees incurred for other professional services rendered by Lazar Levine & Felix LLP during the fiscal year ended December 31, 2001 were $23,675. These fees related principally to services rendered in connection with the preparation of a registration statement on Form SB-2 that we filed on behalf of certain selling shareholders.

         We have been advised that neither Lazar Levine & Felix LLP nor any of its partners has any material direct or indirect relationship with us. The audit committee of our board has considered whether the provision of non-audit services to us is compatible with maintaining Lazar Levine & Felix LLP's independence.

         Representatives of Lazar Levine & Felix LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         If the shareholders do not approve Proposal II, the selection of independent public accountants will be reconsidered by the board.

           The board of directors recommends voting "FOR" Proposal II.


                           2003 SHAREHOLDER PROPOSALS

         In order for shareholder proposals for the 2003 Annual Meeting of Shareholders to be eligible for inclusion in our proxy statement, such proposals must be received by us at our principal office in Garden City, New York by December 31, 2002. A shareholder who desires to have a qualified proposal considered for inclusion in our proxy statement must have been a record or beneficial owner of at least 1% of our outstanding stock or stock with a market value of at least $2,000 for a period of at least one year prior to submitting the proposal, and the shareholder must continue to own such stock through the date on which the 2003 Annual Meeting of Shareholders is held.


                                  OTHER MATTERS

         The board knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement.

Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                             SOLICITATION OF PROXIES

         The cost of proxy solicitations will be borne by us. In addition to solicitations of proxies by use of the mails, some of our officers or employees, without additional remuneration, may solicit proxies personally, by telephone or by facsimile machine. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and may reimburse them for reasonable expenses related thereto.

                                    Shraga David Aranoff
                                    Secretary

Garden City, New York
April 30, 2002

                                                                     APPENDIX A



                      CHARTER OF THE AUDIT COMMITTEE OF THE
                ISOTOPE SOLUTIONS GROUP, INC. BOARD OF DIRECTORS


I.       PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors of Isotope Solutions Group, Inc. (the "Company") in fulfilling its oversight responsibilities to the Company's shareholders and the investment community.

The Audit Committee's primary duties and responsibilities are to: (a) serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems; (b) review and appraise the audit efforts of the Company's independent auditors; and (c) provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

It is recognized that members of the Audit Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting and auditing. As such, it is not the duty or responsibility of the Committee or its members (i) to plan or conduct audits, (ii) to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles or (iii) to conduct other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information to the Committee and (ii) the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

II.      COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board. During any period in which the Company files reports with the Securities and Exchange Commission in accordance with the SEC's Regulation S-B, at least two of the members of the Committee shall be independent directors free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. At all other times all of the members shall be independent directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise or any other comparable experience resulting in financial sophistication.

The members of the Audit Committee shall be elected by the Board annually and shall serve until their successors shall be duly elected and qualified. Unless a Chair of the Committee is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

The Audit Committee shall meet as required to fulfill its responsibilities set forth in this charter. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors, in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. In addition, the Committee, or at least its Chair, should communicate with the independent auditors and management quarterly to review the Company's quarterly financial statements consistent with IV.3, below.

IV.     RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

                            Documents/Reports Review

1. Review, at least annually, and, if necessary, revise this Charter periodically as conditions dictate. Upon any revision, submit the revised Charter to the Board for approval.

2. Review the Company's annual audited financial statements and any reports or other financial information, as appropriate, prior to filing, which review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments and recommend to the Board whether the annual audited financial statements should be included in the Annual Report on Form 10-K or Form 10-KSB.

3. Review with financial management and the independent auditors the Company's quarterly financial results prior to filing. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with applicable regulatory requirements and auditing standards. The Chair of the Committee may represent the entire Committee for purposes of this review.

                              Independent Auditors

4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Committee shall recommend to the Board of Directors on an annual basis the selection of the independent auditors, considering their independence and effectiveness, and approve the fees and other significant compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine their independence and receive a letter from the independent auditors, on a periodic basis, delineating all relationships between the independent auditors and the Company consistent with applicable regulatory requirements and auditing standards.

5. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

6. Periodically consult with the independent auditors, out of the presence of management, about internal controls and the completeness and accuracy of the Company's financial statements.

7. Review the independent auditors' audit plan, which review should include the scope of work, staffing, locations, reliance upon management and internal audit and general audit approach.

8. Prior to filing of the Company's year-end financial statements, discuss the results of the audit with the independent auditors, including matters required to be discussed by auditing standards, and obtain from the independent auditors assurance that the audit was conducted in a manner consistent with
Section 10A of the Securities Exchange Act of 1934.

                          Financial Reporting Processes

9. Consider the independent auditors' written judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested in writing by the independent auditors or management.

                               Process Improvement

11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the annual audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

14. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time after implementation of changes or improvements, as decided by the Committee.)

                             Other Responsibilities

15. Annually prepare a report to shareholders and cause the report to be published in the Company's annual report or proxy statement as required by the Securities and Exchange Commission.

16. Perform any other activities consistent with this Charter, the Company's By-laws and applicable law as the Committee of the Board deems necessary or appropriate.

17. Review with the Company's legal counsel significant legal matters that may have a material impact on the financial statements and any material reports, notices or inquiries received from regulators or governmental agencies.

18. Authorize or conduct special investigations and studies that arise out of the Committee's areas of responsibility. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in connection with any investigation.

                          ISOTOPE SOLUTIONS GROUP, INC.
                Form of Proxy for Annual Meeting of Shareholders
                                  June 6, 2002

         The undersigned hereby appoints Jack Schwartzberg and Shraga David Aranoff, and each of them, as agents and proxies, each with the power to appoint his substitute, to represent and to vote, as designated below, all of the shares of Common Stock, $.001 par value, of ISOTOPE SOLUTIONS GROUP, INC. (the "Company"), held of record by the undersigned at the close of business on April 15, 2002 at the Annual Meeting of Shareholders (the "Meeting") of ISOTOPE SOLUTIONS GROUP, INC. on June 6, 2002, at 10:00 a.m. local time, or at any adjournments or postponements thereof.

1.       Election of Directors

         [  ] For all nominees listed below             [  ] WITHHOLD AUTHORITY
              (except as indicated otherwise below)

         INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominee's name in the space below.


         NOMINEES: Shraga David Aranoff, Harry Barnett, Stanley F. Barshay, Jay M. Haft and Jack Schwartzberg.

         NOMINEE(S) FOR WHOM AUTHORITY IS WITHHELD: ___________________________
         ______________________________________________________________________


2. Ratification of the selection of Lazar, Levine & Felix LLP as the Company's auditors for the fiscal year ending December 31, 2002.

         For ______            Against ______            Abstain ______


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

         For ______          Against ______      Abstain ______



                              (To be signed below)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE

             Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                          DATED:   ________________, 2002



                                          ------------------------
                                          Shareholder Name


                                          ------------------------
                                          Shareholder Signature


                                          ------------------------
                                          Signature if held jointly

   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE